CONSENT OF INDEPENDENT AUDITORS



The Trustees and Shareholders
Evergreen Equity Trust

We consent to the use of our report, dated September 4, 1998, for Evergreen Utility Fund, a portfolio of Evergreen Equity Trust, incorporated herein by reference and to the reference to our firm under the caption "FINANCIAL STATEMENTS AND EXPERTS" in the Prospectus/Proxy Statement.


                                            /s/KPMG LLP
                                            -----------
                                            KPMG LLP

Boston, Massachusetts
July 12, 1999



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